NASDAQ: CHCI COMSTOCK HOLDING COMPANIES, INC. | NASDAQ: CHCI Q4 2025 INVESTOR PRESENTATION Exhibit 99.2

NASDAQ: CHCI 2 Disclosures This presentation may include “forward -looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward -looking statements can be identified by use of words such as “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect,” “will,” “should,” “seeks” or other similar expressions. Forward -looking statements are based largely on our expectations and involve inherent risks and uncertainties, many of which are beyond our control. You should not place undue reliance on any forward - looking statement, which speaks only as of the date made. Any number of important factors could cause actual results to differ materially from those projected or suggested by the forward -looking statements. Comstock specifically disclaims any obligation to update or revise any forward -looking statements, whether as a result of new information, future developments, or otherwise. While every attempt has been made to ensure the accuracy of included measurements, all future development measurements are based on available information at the time of production of this Investor Presentation and therefore all square foot measurements are subject to change without notice.

NASDAQ: CHCI 3 Table of Contents Comstock Overview 4 Visionary Leadership 5 Why Comstock 6-8 Q4 2025 Update 9 Institutional Venture Platform (IVP) 10 Data Center Platform (DCP) 11 Our Managed Portfolio 12-18 ESG: Creating Positive Impacts 19 Supplemental Information Leadership and Board 22 -23 Corporate Structure Overview 24 Our Services 25 Reconciliation of Non -GAAP Financial Measures 26

NASDAQ: CHCI 4 Comstock is the Premier Commercial Developer and Real Estate Services Provider in the Washington, D.C. Region ▪ Leading asset manager, developer, and operator of mixed -use and transit-oriented properties ▪ Since 1985, we have acquired, developed, operated, and sold millions of square feet of residential, commercial, and mixed -use properties ▪ Our rapidly expanding portfolio of high-quality managed assets includes Reston Station and Loudoun Station, two of the largest and most prominent mixed -use, transit -oriented developments in the Mid -Atlantic Extraordinary places. Exceptional experiences. Proven results. We deliver a comprehensive suite of real estate services through long -term management agreements, including: ASSET MANAGEMENT DEVELOPMENT CONSTRUCTION MANAGEMENT PROPERTY MANAGEMENT PARKING MANAGEMENT SECURITY & OTHER See slide 25 for full listing of Comstock’s services

NASDAQ: CHCI 5 Visionary Leadership Chris Clemente – Chairman and CEO ▪ Founded Comstock (Nasdaq: CHCI ) in 1985 ▪ Led acquisition, development, operation, and sale of millions of square feet of residential, commercial, and mixed -use properties ▪ Guided Comstock’s successful transformation from homebuilder to leading commercial developer and real estate services provider ▪ Controlling CHCI shareholder and Managing Partner of Comstock Partners, LC (Anchor Portfolio owner) See slides 22 -23 for full listing of Comstock’s leadership team and Board of Directors See slide 24 for additional details on the relationship between Comstock Partners, LC and Comstock Holding Companies, Inc. (C HCI ) Dwight Schar – Strategic Advisor & Principal, Comstock Partners, LC ▪ Founder and former Chairman & CEO of NVR, Inc. (NYSE: NVR), a Fortune 500 homebuilder ▪ Led NVR in developing hundreds of thousands of homes across multiple states, generating billions in annual revenue ▪ Strategic Advisor to CHCI ; Instrumental in its business transformation and the visionary behind its fee -based, asset -light, debt -free business model that is based on the successful model he implemented at NVR ▪ Significant CHCI shareholder and Principal of Comstock Partners, LC (Anchor Portfolio owner)

NASDAQ: CHCI 6 Why Comstock DYNAMIC & RESILIENT BUSINESS MODEL PROVEN EXPERTISE ▪ Fee -based, asset -light, and debt -free platform that mitigates risk and drives consistent revenue growth ▪ Long -term asset management agreements generate reliable fee -based and supplemental revenue and include cost -plus downside protection for its most significant assets ▪ Vertically integrated operating subsidiaries provide property management services that generate multiple recurring fee revenue streams ▪ Four decades of experience delivering thousands of residential units and millions of square feet of mixed -use ▪ Leadership team with institutional experience and deep local market knowledge ▪ Strong track record in developing, entitling, and managing complex real estate projects across multiple states in the Mid -Atlantic and Southeastern U.S. region ▪ Predictable revenue streams provide visibility into future earnings and foundation for stable growth ▪ Expanding managed portfolio, development pipeline, and strategic investments further drive scalability and profitability ▪ Focus on premier real estate assets in supply -constrained markets fuels ongoing “flight-to-quality” demand SCALABLE GROWTH PLATFORM We Show Up every day to make a difference — for our customers, our stakeholders, and in the communities that we serve

NASDAQ: CHCI $3.4 $5.8 $9.0 $10.4 $11.6 $13.4 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $- $10 $20 $30 $40 $50 $60 $70 2020 2021 2022 2023 2024 2025 Cost Plus Asset + Property Management (Non-Cost-Plus) Supplemental Fees Incentive Fees Adjusted EBITDA 7 By the Numbers: A Proven Model That Delivers Our platform drives consistent growth, preserves flexibility, and generates cash – all with minimal risk ▪ 2022 Asset Management Agreement (2022 AMA) that covers our most significant properties (the Anchor Portfolio) generates consistent asset management fee revenue and provides cost -plus protection ▪ 3 vertically -integrated operating subsidiaries (CHCI Commercial, CHCI Residential, ParkX ) generate multiple fee - based property management and other revenue streams from long -term agreements ▪ One -time supplemental asset management fee income provides additional upside: ▪ Leasing, financing, acquisition, development, and construction management fees ▪ FY 2022 -25 avg/year =$4.4 million ▪ Incentive fees on stabilized/newly delivered assets ▪ FY 2022 -25 age/year = $3.4 million ▪ Predictable cash flow generation and streamlined balance sheet provide enhanced agility when pursuing strategic growth opportunities (capital re -investment, acquisitions, etc.) See slide 26 for reconciliation of Adjusted EBITDA to more directly comparable GAAP financial measure REVENUE = 23% CAGR | ADJUSTED EBITDA 31% CAGR ($ in M) Revenue ($ in M) Adjusted EBITDA We expect this upward trajectory to continue in 2026 and beyond

NASDAQ: CHCI 8 DELIVERING SUPERIOR VALUE Note: Peers include JBG Smith (JBGS), BXP Inc (BXP), Brandywine Realty (BDN), Piedmont Realty (PDM), Armada Hoffler (AHH), Co usins Properties (CUZ), American Assets Trust (AAT) and One Liberty Properties (OLP). Peer metrics (including debt) represents stra ight average. * Includes related party accounts receivable in net cash. Valuation date as of 12/31/2025. Peer multiples are averages. 6.4X FY 12/31/2025 Adjusted EBITDA Multiple PEERS 14.2X 43% FY 12/31/2025 Net Cash/Market Cap* PEERS -218% 493% 2020 -12/31/2025 % Stock Price Increase PEERS -55% VALUATION $0 FY 12/31/2025 Debt PEERS $4B FINANCIAL METRICS 24% FY 12/31/2025 ROE PEERS -2% 31% 2020 -2025 CAGR Adjusted EBITDA Growth PEERS 5% By the Numbers: A Compelling Investment Opportunity

Diversified Revenue Streams

REVENUE BY LINE OF BUSINESS (YTD)


Supplemental fee revenue
14%
23%
19%
44%
Asset Management
Property Management[1]
ParkX Management

[1] CHCI Commercial and CHCI Residential

Q4 2025 Update

QTD	YTD
$23.9M REVENUE (42% GROWTH VS PY)	**$62.9M** REVENUE (23% GROWTH VS PY)
$13.5M NET INCOME (31% GROWTH VS PY)	**$17.1M** NET INCOME (17% GROWTH VS PY)
$8.1M ADJUSTED EBITDA (51% GROWTH VS PY)	**$13.4M** ADJUSTED EBITDA (16% GROWTH VS PY)

92 AUM | (28% GROWTH VS PY)

Operational Highlights

- Stabilized Commercial managed portfolio is 93% leased; 8 commercial leases executed in Q4, representing approximately 410,000 sqft. of office and retail spaces, 602,000 sqft. leased YTD.
- Residential managed portfolio is 93% leased; well over 600 units leased YTD.
- ParkX subsidiary revenue increased 123% vs. prior year; 45 new contracts secured in FY25, including 19 new contracts in Q4 alone.
- Significant developed assets currently under construction/opening soon at *The Row at Reston Station:*
  - ***BLVD Haley***, a 419-unit luxury residential tower – partially delivered in Q425, scheduled to be fully delivered by Q226.

See slide 26 for reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure

*****See next slide for additional recent transaction highlights*****

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NASDAQ: CHCI 10 CHCI's Institutional Venture Platform: Institutional-Quality Assets Operated by Institutional -Quality Teams Our Institutional Venture Platform ("IVP") is designed to pair Comstock's operational expertise with the capital resources of our institutional partners to co -invest in real estate opportunities that have the potential to produce strong, risk -adjusted returns. Assets acquired under the IVP are typically structured as a joint venture with a majority equity partner that recognizes Comstock’s vertically integrated operating platform and track record of acquiring, rebranding, and managing properties. We maintain a disciplined approach when analyzing IVP investments, ensuring strategic portfolio alignment and structured growth potential - both from the recurring revenue streams generated by the real estate services we provide and the long -term capital gains realized by our hands -on asset value enhancement efforts. We align our interests with our institutional partners to deliver a tailored investment solution designed to maximize return on invested capital for all stakeholders. Our Institutional Venture Platform will be a focal point in 2026 as we continue to seek additional low -risk, high -value opportun ities THE HARTFORD BLVD FORTY FOUR BLVD ANSEL COMING SOON: 400+ unit, transit- oriented apartment building in Rockville, Md. expected to close in Q1 2026 See slide 17 for additional details on our investment portfolio

NASDAQ: CHCI 11 CHCI's Data Center Platform: Accelerating Growth Potential Through Strategic Partnerships We recently announced the launch of our Data Center Platform ("DCP") , a logical expansion of our Institutional Venture Platform that focuses on low -risk, high -reward joint venture opportunities in one of the world's most coveted asset classes. Details on our current DCP endeavors are summarized below. \ Oklahoma - Jericho Energy Ventures (TSXV: JEV; OTCID: JROOF; FRA: JLM) ▪ Recently entered agreement to form joint venture with JEV covering portfolio of land to be entitled to permit large -scale data center campus development ▪ Will capitalize on CHCI development expertise and leverage JEV's control of ~18,000 acres of subsurface land and energy assets ▪ Direct access to abundance of natural gas provides ability to deliver low -cost, high -performance power solutions that are "behind the meter" and FASTER TO MARKET , as well as potential carbon sequestration ▪ Small initial capital investment in JEV to further align interests of strategic partners Mid-Atlantic ▪ Asset management agreement with subsidiary of Comstock Partners, LC (CHCI affiliate entity)("CP") to provide data center development services for CP -owned land parcels located in areas of the Mid -Atlantic U.S. region that are in the path of data center expansions ▪ Similar to existing asset management agreements with CP, CHCI will receive recurring fee revenue and potential supplemental fee revenue with no capital investment ▪ Negotiated a Purchase and Sale Agreement on behalf of CP whereby purchaser, a leading developer of data center campuses, will acquire the parcels upon securing applicable entitlements and power supply agreements, expected to occur in 2027 ▪ Asset management agreement provides CHCI significant profit share upon successful land sale and allows for additional fee -based revenue for development services provided to the purchaser from 2027 -2030 Our goal is to capitalize on the ever -growing demand for data center capacity and deliver potentially significant returns from t his rapidly growing sector

NASDAQ: CHCI 12 Above information as of 12/31/25. *Excludes 26 properties where parking management services are also provided to avoid double -counting; hours/week total is repres entative of all security & other locations, including duplicates COMMERCIAL 15 Operating Assets 2.6M SF RESIDENTIAL 7 Operating Assets 1,700+ units, 2.0M SF 34 Garages, 26K Spaces 35 Security and Other Locations*, ~7,900 hrs/week COMMERCIAL 1 Asset 6K SF RESIDENTIAL 1 Asset 419 units, 430K SF HOSPITALITY 1 JW Marriott Hotel 290K SF, 248 keys COMMERCIAL 5 Assets 1.5M SF RESIDENTIAL 5 Assets ~2,300 units, 2.5M SF HOSPITALITY 1 Hotel 220K SF, 240 keys 92 OPERATING ASSETS 2 UNDER CONSTRUCTION 11 DEVELOPMENT PIPELINE Our Managed Portfolio DRIVING NEAR -TERM AND LONG -TERM GROWTH 105 AUM ~10M+ SF $5B+ AT FULL BUILD -OUT PARKX Preparations are underway for the next phase of development for our portfolio assets

Case Study: The Demand for Trophy-Class Office Space in Reston Station


1800 Reston Row Plaza


1870 Reston Row Plaza

In Q425, we finalized multiple new office leases with Booz Allen Hamilton that cover more than 310,000 sqft. across 1800 and 1870 Reston Row Plaza, our newest Trophy -class towers located in The Row at Reston Station.

This lease generated significant supplemental leasing fee revenue in Q425 and will further increase recurring asset and property management fee revenues at these buildings going forward.

1870 Reston Row Plaza (Q425 delivery) is now 100% leased. The Trophy-class office space in 1800 Reston Row Plaza is currently 79% leased and what is available remains in high demand.

Key Statistics – CHCI's Commercial Portfolio

	12/31/2025
Wtd Avg Lease Term	8.7 years
Total leased sqft since 2020*	1.74M sqft.
Total leased sqft 2025 YTD	602k sqft.
Commercial leased %	
All Delivered	87%
Stabilized	93%

Our commercial assets remain among the most sought-after properties in the region, as return-to-work initiatives increase the demand for Trophy office space

**Total sqft. from all signed leases, including renewals*

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NASDAQ: CHCI 14 Premium Assets. Proven Results. AUM FINANCIAL PERFORMANCE 2020 LTM 12/31/25% Increase REVENUE NOI $52M $22M $128M $62M 146% 182% RESIDENTIAL 2020 Q4 2025% Increase # UNITS LEASED % 1,123 73% 1,638 93% 46% 20% COMMERCIAL 2020 Q4 2025% Increase SQFT LEASED % 1.8M 79% 2.4M 93% * 33% 14% PARKX 2020 Q4 2025% Increase # GARAGES PARKING SPACES SECURITY & OTHER HOURS/WEEK 3 8,000 0 0 34 25,902 35 7,983 1033% 224% N/A N/A *Stabilized assets only

NASDAQ: CHCI 15 Flight-to-Quality Attracting Premier Tenants and Partners MAJOR OFFICE TENANTS MAJOR RETAIL LEASES STRATEGIC PARTNERS

At a Glance: Our Managed Portfolio

ANCHOR PORTFOLIO

Two of the largest and most prominent mixed-use, transit-oriented developments in the Mid-Atlantic region; include legacy assets owned by Comstock Partners that CHCI develops, manages, and operates





RESTON STATION		LOUDOUN STATION
90 acres	Size	50 acres
Metro Silver Line: Wiehle-Reston	Location	Metro Silver Line: Ashburn
3.1M sqft.	Commercial	~700,000 sqft.
2,700+ units	Residential	1,200+ units
JW Marriott Reston Station	Hospitality	Future boutique hotel (TBD)
Founding Farmers; VIDA Fitness, Ebbitt House, Davios, Tous les Jours, Starbucks, CVS, and more	Restaurants/Retail	AMC Theaters, Starbucks, Juleps Kentucky Tavern, Curry Pizza House, Famous Toastery, Senor Tequila's, and more

All numbers are estimates at full build-out

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NASDAQ: CHCI INVESTMENT ASSETS 17 THE HARTFORD BLVD FORTY FOUR COMSTOCK 41*BLVD ANSEL Parking garages & buildings/public spaces for which ParkX Management provides supplemental property management services that include parking management, security, porter/janitorial, and more. ParkX OTHER PORTFOLIO ASSETS Properties that are partially or wholly -owned by CHCI, and for which CHCI provides various real estate services At a Glance: Our Managed Portfolio *Image represents rendering of planned future affordable housing development that was recently approved by the City of Rockvi lle Planning Commission

At a Glance: Our Managed Portfolio

UNDER CONSTUCTION & DEVELOPMENT PIPELINE

NAME	LOCATION	ASSET CLASS	TOTAL GSF	UNITS	DELIVERY DATE
UNDER CONSTRUCTION					
BLVD HALEY	Reston Station	Multifamily/Retail	427,000	419	2026
JEWEL BOX	Reston Station	Retail	5,786	N/A	2026
UNDER CONSTRUCTION SUBTOTAL			**432,786**	**419 Units**	
DEVELOPMENT PIPELINE					
ONE GRAMERCY	Loudoun Station	Office	187,000	N/A	2027
BLVD GRAMERCY WEST (A)	Loudoun Station	Office/Retail	187,000	N/A	2028
BLVD GRAMERCY WEST (B)	Loudoun Station	Office/Retail	187,000	N/A	2028
ONE COMMERCE	Reston Station	Office	462,000	N/A	2029
BLVD WEST	Reston Station	Multifamily	237,000	227	2030
BOUTIQUE DUAL-USE HOTEL	Reston Station	Hotel	220,000	240 Keys	2029
COMMERCE DISTRICT PHASE II	Reston Station	Multifamily	455,000	450	2029
LOUDOUN STATION PHASE IV (2)	Loudoun Station	Multifamily/Retail	259,000	249	2028
LOUDOUN STATION PHASE IV (3)	Loudoun Station	Multifamily/Retail	310,000	300	2028
MIDLINE DISTRICT	Reston Station	Multifamily/Retail	1,200,000	1,100	2028
1891 METRO CENTER DR	Reston Station	Office	512,000	N/A	2030
DEVELOPMENT SUBTOTAL			**4,216,000**	**240 Keys/2,326 Units**	
TOTAL UNDER CONSTRUCTION & DEVELOPMENT			**4,648,786**	**240 Keys/2,745 Units**	

Figures are approximate, include future development assets, and completion dates are subject to adjustments based on market conditions.


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ESG: Creating Positive Impacts

We recognize that development of real estate can have significant impact, positive or negative, for the surrounding community, the region, and the environment that we all share. Supporting and fostering these initiatives in a rational way is instrumental in making our communities better places to live, work, and play while simultaneously bolstering asset value, reducing risk, and positively impacting all stakeholders.

All buildings at Reston Metro Plaza LEED silver or above

1902 and 1900 Reston Metro Plaza and The Hartford Building in Arlington LEED gold certified

The Hartford Building is Energy Star certified in addition to buildings at Reston Metro Plaza, 43777 Loudoun Station and Commerce Districts

Transit-oriented projects encourages use of and promotes public transportation to reduce the carbon footprint

Electric Charging Stations

Bike Racks, Bike Repair Rooms, Bike to Work Events and Bike Share Program

CarbonCure Concrete

2025 Best Places to Work & Best Workplaces for Commuters

Community Involvement Annual Summerbration, Arts Program, Community Donations, Sponsored Community Events, Habitat for Humanity

Smoke Free Buildings

Non Corrosive and Non Toxic Ice Melt

Green Cleaning: use environmentally-friendly practices and low toxicity cleaning products

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NASDAQ: CHCI 20 1900 Reston Metro Plaza, Reston, VA 20190 703.230.1985 comstock.com | investorrelations@comstock.com NASDAQ: CHCI

NASDAQ: CHCI 21 SUPPLEMENTAL INFORMATION

Leadership Team

COMBINING LOCAL EXPERTISE WITH INDUSTRY EXPERIENCE



CHRIS CLEMENTE
CEO & Chairman of CHCI
Significant Shareholder of CHCI
Managing Partner of Comstock Partners, LC (Owner of Anchor Portfolio)



DWIGHT SCHAR
Former CEO & Chairman of NVR (NYSE: NVR)
Significant Shareholder of CHCI
Principal of Comstock Partners, LC (Owner of Anchor Portfolio)

EXECUTIVE COMMITTEE



TIMOTHY STEFFAN
Chief Operating Officer



CHRISTOPHER GUTHRIE
CFO & EVP



ROBERT DEMCHAK
General Counsel & Corporate Secretary



TRACY SCHAR
SVP of Marketing & Design Management



JOHN HARRISON
EVP of Development



PAUL SCHWARTZ
SVP of Human Resources

SENIOR LEADERSHIP



MICHAEL GUALTIERI
Chief Accounting Officer



RUBEN MERCADO
VP & Head of Information Technology



JIMMY MANDICH
VP & Controller



KRIS GREEN
SVP, Property & Asset Management



CHRIS FACAS
Senior Managing Director, Asset Management



DYLAN CLEMENTE
President, ParkX Management

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NASDAQ: CHCI 23 Board of Directors CHRIS CLEMENTE Chairman of the Board of Directors & Chief Executive Officer DAVID GUERNSEY Director Compensation Committee Chair TOM HOLLY Director Audit Committee Member JAMES MACCUTCHEON Director Audit Committee Chair, Compensation Committee Member, & Financial Expert DAVID PAUL Director Compensation Committee Member Nom. & Gov. Committee Chair ROBERT PINCUS Director Audit Committee Member Nom. & Gov. Committee Member

NASDAQ: CHCI 24 Corporate Structure Overview CHRISTOPHER CLEMENTE CEO and Chairman Executive Management Team and BOD Public Shareholders DWIGHT SCHAR via Private Entity Comstock Holding Companies, Inc. (NASDAQ: CHCI ) Asset Management and Property Management Fees Comstock Partners LC (Owner of the “Anchor Portfolio”) Current AUM of $2.5BN+ | Full Build Out AUM of $5BN+ 30% 6% 29% 50%50% 35%

NASDAQ: CHCI 25 CUSTOMERS ▪ Institutional Real Estate Investors ▪ HNW Family Offices ▪ Real Estate Owners ▪ Financial Institutions ▪ Governmental Institutions ASSET TYPES ▪ Office ▪ Multifamily ▪ Retail ▪ Hotel ▪ Commercial Garages ▪ Public Spaces ▪ Owner’s Associations ▪ Data Centers SERVICES ▪ Asset Management ▪ Property Management ▪ Construction Management ▪ Development ▪ Parking Management ▪ Security, Valet, Concierge, and Other ▪ Porter/Janitorial ▪ Leasing and Marketing ▪ Design, Planning, and Entitlements ▪ Asset Recapitalization Our Services

Reconciliation of Non-GAAP Financial Measures

(UNAUDITED)

($ in thousands)	December 31, 2025	Year Ended December 31,					
	QTD	2025	2024	2023	2022	2021	2020
Net income from continuing operations	**13,475**	**17,051**	**14,560**	**7,784**	**7,728**	**16,039**	**2,141**
Interest (income) expense	(185)	(807)	(672)	(96)	222	235	344
Income taxes	(5,586)	(4,174)	(3,835)	368	125	(11,217)	25
Depreciation and amortization	75	306	302	211	206	94	74
Stock-based compensation	266	1,060	945	968	834	633	701
(Gain) loss on real estate ventures	54	1	297	1,187	(121)	14	160
Adjusted EBITDA	**8,099**	**13,437**	**11,597**	**10,423**	**8,994**	**5,798**	**3,445**

Non-GAAP Financial Measures

This investor presentation contains certain non-GAAP financial measures including adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA").

We define Adjusted EBITDA as net income (loss) from continuing operations, excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, and gain (loss) on equity method investments in real estate ventures.

We use Adjusted EBITDA to evaluate financial performance, analyze the underlying trends in our business and establish operational goals and forecasts that are used when allocating resources. We expect to compute Adjusted EBITDA consistently using the same methods each period.

We believe Adjusted EBITDA is a useful measure because it permits investors to better understand changes over comparative periods by providing financial results that are unaffected by certain non-cash items that are not considered by management to be indicative of our operational performance.

While we believe that Adjusted EBITDA is useful to investors when evaluating our business, it is not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. Adjusted EBITDA should not be considered in isolation, or as a substitute, for other financial performance measures presented in accordance with GAAP. Adjusted EBITDA may differ from similarly titled measures presented by other companies.

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